QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1(e)

FOURTH AMENDMENT

        THIS FOURTH AMENDMENT (this "Amendment") dated as of June 23, 2005 to the Credit Agreement referenced below is by and among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (the "Administrative Agent").

W I T N E S S E T H

        WHEREAS, a $265 million revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of July 16, 2004 among the Borrower, the Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent; and

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

        2.    Amendment.    The definition of "Support Obligations" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

    "Support Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof, but specifically excluding (i) guaranties or other assurances with respect to performance obligations under bids or contracts made or entered into in the ordinary course of business and (ii) if the Borrower or any of its Subsidiaries provide services to any customers of the members of the Consolidated Group by either (i) acting as an agent or loan broker (or other similar capacity) of a hedge fund, bank or other commercial institution in connection with cash advances to such customers or (ii) acting as an agent or loan broker (or other similar capacity) of such customer in connection with cash advances to such customer from a hedge fund, bank or other commercial institution, indebtedness of any Credit Party to such hedge fund, bank or other commercial institution providing such cash advances to such customers to the extent of such advances (plus any associated fees, interest, and expenses), including, without limitation, indebtedness under a guarantee, letter of credit or other Support Obligation providing such hedge fund, bank or other commercial institution credit support for the repayment of such advances. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

        3.    Conditions Precedent.    This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

        4.    Reaffirmation of Representations and Warranties.    The Borrower and each Guarantor represents and warrants that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

        5.    Reaffirmation of Guaranty.    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Documents.

        6.    Reaffirmation of Security Interests.    The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

        7.    No Other Changes.    Except as modified hereby, all of the terms and provisions of the Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

        8.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        9.    Governing Law.    This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation
By:
	Name:	John T. Egeland
	Title:	President
GUARANTORS:	AARC, INC., a Delaware corporation
By:
	Name:	Wayne Chambers
	Title:	President
ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation
By:
	Name:	John T. Egeland
	Title:	President of each of the foregoing

AAIC, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF
COLUMBIA, INC., a Delaware corporation
By:
	Name:	William M. Webster IV
	Title:	President of each of the foregoing

[Signature Pages Continue]

ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC.,
a Delaware corporation
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing

[Signature Pages Continue]

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC,
a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC.,
a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC.,
a Delaware corporation
ADVANCE AMERICA SERVICING OF GEORGIA, INC.,
a Delaware corporation
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF COLORADO, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF INDIANA, LLC,
a Tennessee limited liability company
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing

[Signature Pages Continue]

MCKENZIE CHECK ADVANCE OF IOWA, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF KANSAS, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSOURI, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OHIO, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OREGON, LLC,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C.,
a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC,
a Tennessee limited liability company
NCAS OF DELAWARE, LLC,
a Delaware limited liability company
NCAS OF NEW JERSEY, LLC,
a Delaware limited liability company
By:
Name:	William M. Webster IV
Title:	President of each of the foregoing
ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation
By:
Name:
Title:

[Signature Pages Continue]

ADVANCE AMERICA SERVICING OF TEXAS, L.P., a Texas limited partnership
By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation and its general partner
By:
	Name:	William M. Webster IV
	Title:	President
AA CHALLENGER, LLC, a Delaware limited liability company AA AIR, LLC, a Delaware limited liability company
By:
	Name:	William M. Webster IV
	Title:	President of each of the foregoing

[Signature Pages Continue]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:
LENDERS:	BANK OF AMERICA, N.A., as a Lender
By:
	Name:	Scott K. Mitchell
	Title:	Senior Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
US BANK NATIONAL ASSOCIATION
By:
Name:
Title:
WELLS FARGO BANK, N.A.
By:
Name:
Title:
NATIONAL CITY BANK OF PENNSYLVANIA
By:
Name:
Title:
NATIONAL BANK OF SOUTH CAROLINA
By:
Name:
Title:
CAROLINA FIRST BANK
By:
Name:
Title:

[Signature Pages Continue]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:
Name:
Title:
BRANCH BANKING AND TRUST COMPANY
By:
Name:
Title:
TEXAS CAPITAL BANK, NA
By:
Name:
Title:

QuickLinks

  Exhibit 10.1(e)
FOURTH AMENDMENT